UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT

               (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 18, 2000

                               UNIONBANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-28846             36-3145350
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  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)      Identification No.)


                    122 West Madison Street, Ottawa, IL    61350
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               (Address of principal executive offices) (Zip Code)

                                 (815) 433-7030
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               Registrant's telephone number, including area code

                                      N.A.
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             (Former name and address, if changed since last report)

                           EXHIBIT INDEX IS ON PAGE 5
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                               UNIONBANCORP, INC.
                                    FORM 8-K
                                February 18, 2000
================================================================================

ITEM 5. OTHER EVENTS

On February 8, 2000, UnionBancorp, Inc., announced that R. Scott Grigsby resigned as Chairman of the Board and Chief Executive Officer of the Company. Mr. Grigsby also resigned all other directorships, offices and positions he held with the Company's subsidiaries.

On February 14, 2000, the Company announced that John A. Trainor was named as the new Chairman of the Board. Mr. Trainor has been a Director of the Company since 1985.

Reference is made to two press releases, dated February 8, 2000 and one dated February 14, 2000, copies of which are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Not Applicable

(c) Exhibit Index is located on Page 5 of this Report on Form 8-K.

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                               UNIONBANCORP, INC.
                                    FORM 8-K
                                February 18, 2000
================================================================================

The following Items are not applicable for this Form 8-K:

  ITEM 1. CHANGES IN CONTROL OF REGISTRANT

  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  ITEM 3. BANKRUPTCY OR RECEIVERSHIP

  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

  ITEM 8. CHANGE IN FISCAL YEAR

  ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

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                               UNIONBANCORP, INC.
                                    FORM 8-K
                                February 18, 2000
================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 UNIONBANCORP, INC.
                                 (Registrant)

Date: February 18, 2000          /s/ CHARLES J. GRAKO
                                 ---------------------------
                                     Charles J. Grako
                                     President and
                                     Chief Financial Officer

                                       4
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                               UNIONBANCORP, INC.
                                    FORM 8-K
                                February 18, 2000
================================================================================

                                 EXHIBIT INDEX


         Exhibit                                                     Page Number
         -------                                                     -----------

         Exhibit 99.1    Press release issued by UnionBancorp, Inc.      6
                         dated February 8, 2000.

         Exhibit 99.2    Press release issued by UnionBancorp, Inc.      7
                         dated February 14, 2000.

                                       5